MUTUAL TERMINATION AGREEMENT



            THIS MUTUAL TERMINATION AGREEMENT (the "Termination Agreement"), between BAXTER HEALTHCARE CORPORATION, a Delaware corporation ("Baxter"), having its principal place of business located at One Baxter Parkway, Deerfield, Illinois, and SOMATIX THERAPY CORPORATION, a Delaware corporation ("Somatix"), having its principal place of business located at 1301 Marina Village Parkway, Suite 310, Alameda, California, is entered into as of September 29, 1995 (the "Effective Date").

            WHEREAS, under the Research Collaboration Agreement between Baxter and Somatix dated as of April 28, 1994, as amended as of April 20, 1995 (the "Agreement"), the parties entered into a cooperative research arrangement to study the use of T-Body gene therapy to treat cancer with the goal of developing products for such treatment (the "Research Collaboration Program").

            WHEREAS, the parties have determined that, based upon the results obtained in the Research Program, proceeding with the Research Program under the Agreement is not in the best interests of the parties, and the parties have reached a mutual understanding to terminate the Research Collaboration Program as contemplated in the Agreement and therefore to terminate the Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereby agree as follows:

            1. All terms used in this Termination Agreement, unless otherwise defined herein, shall have the meanings assigned to them in the Agreement.

            2. Baxter and Somatix mutually agree, pursuant to Section 11.1 of the Agreement and by this Termination Agreement, to terminate the Agreement (which is attached hereto as Exhibit 2.0) and performance of the Research Collaboration Program thereunder, and, except as specifically provided herein, to terminate all terms and provisions of the Agreement and all rights and obligations of either party under the Agreement.

            3. As provided in Section 3.1.5 of the Agreement, Baxter and Somatix each acknowledges that, in the course of performing the Research Collaboration Program, it has received information and biological materials of the other that constitutes Confidential Information of the receiving party as defined in
Section 8.1 of the Agreement. Each agrees that, as provided in Section 8.1 of the Agreement, all uses of such




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Confidential  Information  by the  receiving  party,  and the  limited  licenses granted by each party to the other under Article 6 of the Agreement, are hereby terminated. In addition, each of Baxter and Somatix as a receiving party agrees to destroy, within thirty (30) days of the Effective Date, all such information and biological materials provided to the receiving party by the disclosing party, and to demonstrate such destruction by executing and providing to the disclosing party the certification attached hereto as Exhibit 3.0.

            4. Baxter and Somatix each represents that it has disclosed all Inventions known to it to the other party, and, that, for a period of one (1) year after the Effective Date, each will disclose any additional Inventions of which it becomes aware to the other party. Baxter and Somatix agree that, as of the Effective Date, there are no Joint Inventions or Joint Patent Rights, and that, if any Joint Inventions become known to either party after the Effective Date, the parties shall determine whether a patent application should be filed and prosecuted and each shall assist the other as necessary and reasonable in providing information, documents, signatures or other assistance in such preparation. Absent a mutual written agreement to the contrary, each party shall have full rights to use any such Joint Inventions or Joint Patent Rights without the consent of or payments to the other party as provided in Section 11.4.1 of the Agreement.

            5. Baxter and Somatix each represents that, directly to the other party or through the Advisory Committee as provided in Section 3.3.3 of the Agreement, it has disclosed to and provided copies of all documents prepared to be or filed with a regulatory agency as part of the Regulatory Approval process for any T-Body Product developed pursuant to the Research Collaboration Program. Baxter and Somatix each agrees that neither party shall have the right to use any such documents or filings as part of the Regulatory Approval process for any product without the written consent of the other party.

            6. Baxter and Somatix each represents that, except for those shown on Exhibit 6.0(a) (the continuation of which each party hereby consents), all subcontracts or other contractual or other commitments relating to performance of the Research Collaboration Program which either or both of them have entered or made have been terminated in writing and that all such written terminations are attached hereto as Exhibit 6.0(b).

            7. Somatix hereby acknowledges receipt of the initial payment by Baxter under Section 4.1 of the Agreement and agrees that Baxter has no obligation to make and Somatix is not entitled to receive the milestone payment under Section 4.2 of the Agreement. Baxter and Somatix mutually agree that neither of

                                     2.



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them is  entitled  to any  additional  payments  pursuant  to the  terms  of the
Agreement, including but not limited to under Section 3.2, Article 4 or Article 5, and that no joint venture was formed as contemplated by Article 5 of the Agreement. In addition, Somatix agrees that the equipment listed on Exhibit 7.0 currently is the sole property of Baxter and further agrees to purchase it from Baxter by paying to Baxter the total amount shown on Exhibit 7.0 in immediately available funds within thirty (30) days of the Effective Date.

            8. Baxter and Somatix mutually agree that Article 7 "Exclusivity" is hereby explicitly terminated, that each waives all rights which could have arisen thereunder and that each releases the other from any and all claims for damages or injunctive relief thereunder. Attached hereto as Exhibit 8.0 is a letter dated August 3, 1995, signed by Somatix on August 15, 1995, under which Somatix consented to Baxter initiating discussions with third parties prior to execution of this Termination Agreement.

            9. Baxter and Somatix each agrees that its contractual right to be indemnified under Sections 12.1 and 12.2 of the Agreement hereby terminates as to all breaches, acts or omissions of the other party which have arisen prior to the Effective Date or may arise thereafter.

            10. Unless otherwise specifically addressed in this Termination Agreement, the provisions of Articles 8 and 9 of the Agreement shall survive the execution of this Termination Agreement. Articles 13, 14, 15 and 16 of the Agreement are incorporated herein and made a part hereof. In addition, the Stock Purchase Agreement is not terminated or otherwise affected by the provisions of this Termination Agreement.

            IN WITNESS WHEREOF, the parties have executed this Termination Agreement to be effective as of the Effective Date.

                                    SOMATIX THERAPY CORPORATION

                                    By:________________________
                                    Title:_____________________
                                    Date:______________________



                                    BAXTER HEALTHCARE CORPORATION

                                    By:__________________________
                                    Title:_______________________
                                    Date:________________________


                                     3.



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                                  EXHIBIT 3.0

                           DESTRUCTION OF MATERIALS
                             CREATED UNDER T-BODY
                            RESEARCH COLLABORATION
                                   AGREEMENT


Signature certifies the destruction of materials referenced in the attached list by inventory number and/or laboratory notebook references generated at _________ under
                         [Baxter Healthcare Corporation]

                          [Somatix Therapy Corporation]

the research collaboration.

Signature__________________                     Witness_________________________
Title______________________                     Title___________________________
Date_______________________                     Date____________________________




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                                  EXHIBIT 6.0


6.0(a) Subcontracts and Other Third Party Commitments


Baxter                                      Somatix
------                                      -------
None                                        None



6.0(b) Written Termination


Baxter                                      Somatix
------                                      -------
Termination letter dated August 9, 1995     Termination letter dated
for Research Funding Agreement              August 9, 1995 for
Dr. Reinder Bolhuis/Bion Foundation         Research Funding Agreement
and Daniel den Hoed Cancer Center           Dr. Reinder Bolhuis/Bion
                                            Foundation and Daniel
                                            den Hoed Cancer Center

                                  EXHIBIT 7.0

                  Baxter equipment to be purchased by Somatix

Roll-in Incubator @ Somatix                                          $4,646.07

Roll-in Incubator @ Somatix                                          $4,646.07

Scierra Roller Base and Deck @ Somatix                               $4,012.58

Scierra Roller Base and Deck @ Somatix                               $4,012.58

Mini Fluorometer S/N 94-1157 @ Somatix                               $2,269.37

Oxygen Management System S/N 1024 @ Somatix                          $9,255.47

Oxygen Management System @ Somatix                                   $9,255.47

Cell Cube Oxygenator @ Somatix                                      $12,549.51

Cell Cube Oxygenator @ Somatix                                      $12,549.51

CC Circ Pump S/N 0052 @ Somatix                                      $4,140.65

CC Circ Pump S/N 0053 @ Somatix                                      $4,140.65

CC Media Pump S/N 0054 @ Somatix                                     $4,654.82

CC Media Pump S/N 0055 @ Somatix                                     $4,654.82

Secondary Oxygen Probe S/N 1190 @ Somatix                            $2,738.82

Secondary Oxygen Probe @ Somatix                                     $2,738.82

Cradle for Single 3112 S/N 1211 @ Somatix                            $1,285.48

Cradle for Single 3112 S/N 1211 @ Somatix                            $1,285.48
                                                                    ----------

TOTAL                                                               $88,836.17